absci

```
from absci import de_novo_model
model = de_novo_model.load_latest()
antigen = model.load_pdb("7olz.pdb",
chain="A")
antibodies = model.predict(antigen, N=300000)
```

```
from absci_library import codon_optimizer
library
= codon_optimizer.reverse_translate(library)
library.to_csv("covid-antibody-designs.csv")
library.to_wet_lab(assay="ACE")
```

```
from absci import lead_opt_model
lead_optimizer = lead_opt_model.load_latest()
library.naturalness =
lead_optimizer.naturalness(library)
lead_optimizer.optimize(library).to_wet_lab(as
say="SPR")
```

DRUG CREATION



CORPORATE PRESENTATION
FALL 2024

```
from absci import genetic_algorithm; parameters=["maximize|binding_affinity:pH=7.5", "minimize|binding_affinity:pH=6.0",
"maximize|human_naturalness"]; library = genetic_algorithm.multiparametric_optimization(library, parameters, evolutions=100);
library.to_wet_lab(assays=["ACE", "SPR", "Bioassays"])
```

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 2 Disclaimers Forward-Looking Statements Certain statements in this presentation that are not historical facts are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “will,” “may,” “anticipates,” “plans,” “believes,” “forecast,” “estimates,” “expects,” “predicts,” “advancing,” “aim,” “potential,” and “intends,” or similar expressions. We intend these forward-looking statements, including statements regarding our strategy, estimated speed, cost advantages, improved success rates, and expanded intellectual property opportunities from developing therapeutics leveraging our AI drug creation platform, potential milestone and royalty payments due under our collaboration agreements, projected costs, prospects, plans and objectives of management, our technology development efforts and the application of those efforts, including for generalizing our platform, accelerating drug discovery and development timelines, increasing probability of successful drug development and developing better product candidates, our drug discovery and development activities related to drug creation partnerships and our internal therapeutic asset programs, the progress, milestones and success of our internal asset programs, including ABS-101, including our clinical development strategy, the progress and timing for various stages of development including candidate selection, IND enabling studies, initiating clinical trials and the generation and disclosure of data related to these programs, the translation of preclinical results and data into product candidates, and the significance of preclinical results, including in comparison to competitor molecules for ABS-101 and in leading to differentiated clinical efficacy or product profiles, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to our ability to secure milestone payments and royalties, obtaining and maintaining necessary approvals from the FDA and other regulatory authorities, replicating in clinical trials positive or promising results observed in preclinical studies, our dependence on third parties to support our internal asset programs, including for the manufacture and supply of preclinical and clinical supplies of our product candidates or components thereof, our ability to effectively collaborate on research, drug discovery and development activities with our partners or potential partners, our existing and potential partners’ ability and willingness to pursue the development and commercialization of programs or product candidates under the terms of our partnership agreements, and overall market conditions and regulatory developments that may affect our and our partners’ activities under these agreements; along with those risks set forth in our most recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Market and Statistical Information This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness. Trademark usage This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, the Absci logo mark ( ), SoluPro®, Bionic SoluPro®, and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark ( ), the Unlimit with us mark ( ), the unlimit symbol ( ), Bionic protein ™, Bionic Enzyme ™, Bionic Antibody™, Denovium™, Denovium Engine™, Drug Creation™, Integrated Drug Creation™, HiPrBind™, HiPrBind Assay™, Translating Ideas into Drugs™, Translating Ideas into Impact™, We Translate Ideas into Drugs™, Creating drugs at the speed of Ai™, Better biologics for patients, faster™, Breakthrough therapeutics at the click of a button, for everyone™, and We Translate Ideas into Impact™. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the intellectual property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Absci is a Data-First Generative AI Drug Creation Company

Our Integrated AI & Wet Lab Platform Aims to Engineer Better Biologics Faster

- Ultra-Efficient Discovery
- Best-in-Class Properties
- Access Difficult Targets
- Unlock Novel Biology

DIFFERENTIATED LAB-IN-A-LOOP: 'DATA TO TRAIN', 'AI TO CREATE', & 'WET LAB TO VALIDATE' IN RAPID **6-WEEK CYCLES**

PLATFORM VALIDATED THROUGH **INDUSTRY-LEADING PARTNERSHIPS** INCLUDING WITH ASTRAZENECA, MERCK AND NVIDIA

INTERNAL PIPELINE OF POTENTIALLY **'BEST-IN-CLASS' & 'FIRST-IN-CLASS'** ASSET PROGRAMS FOCUSED ON CYTOKINE BIOLOGY

LEAD ASSET ABS-101, A DIFFERENTIATED TL1A ANTIBODY DESIGNED USING **ABSCI'S *DE NOVO* AI** ADVANCING TOWARDS CLINIC IN **1H 2025**

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci |

THE PROBLEM – CURRENT NEED FOR GENERATIVE AI

The Drug Discovery Paradigm is Ripe for Disruption

5.5 YEARS FROM DISCOVERY TO IND

<5% SUCCESS RATE FROM DISCOVERY TO LAUNCH



OPTIMIZE FOR AFFINITY
OPTIMIZE FOR DEVELOPABILITY
OPTIMIZE FOR TOXICITY
SUBOPTIMAL CANDIDATE

LONG ITERATIVE PROCESS RESULTING IN DRUG CANDIDATES WITH SUBOPTIMAL ATTRIBUTES

LIMITED CONTROL OF ATTRIBUTES OF THERAPEUTICS

NO ABILITY TO SELECT EPITOPE

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 4

WHY HASN'T GENERATIVE AI TRANSFORMED BIOLOGIC DRUG DISCOVERY?

Unlocking the Potential of Generative AI in Biology Requires Scalable Biological Data

SMALL MOLECULE v. BIOLOGIC



Extensive Libraries

Limited Public Data and technologies to scale data

BIOLOGICS REQUIRE LIVING ORGANISMS TO PRODUCE DRUG VARIANTS FOR TESTING



Consistent and accurate data is limited

UNLOCKING THE POTENTIAL OF GENERATIVE AI IN BIOLOGY…


WET LAB
AI

…requires generating scalable biological data

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 5

THE SOLUTION

Absci is Solving the Problem of Scalable Biological Data to Enable True Generative AI for Biology

Absci's *E. coli* SoluPro cell line generates billions of cells, expressing proteins of interest

Absci's ACE Assay™ technology generates data at >4,000x the throughput of traditional HT assays

Massive and Growing Training Data Sets


SOLUPRO™ CELL LINE
ACE ASSAY™
PUBLIC DATA SETS
PROPRIETARY ASSAYS
ai™

Billions of cells, expressing proteins of interest

Millions of antibody sequence variants + billions of parameters in weeks

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci. |

Integrated Drug Creation™ Platform:
Lab-in-a-Loop + Proprietary Data + Advanced Generative AI Models

DATA TO TRAIN

Wet lab assays generate massive quantities of high-quality data for generative AI model training

- ACE Assay™ measures binding affinity and target specificity of millions of antibody sequences in a single week.
- ACE Assay™ data is combined with additional proprietary generated data and public data sets.


6-WEEK ITERATIVE CYCLES CONTINUALLY IMPROVES GEN AI MODELS

AI TO CREATE

Advanced generative AI models used to create antibodies and next-gen biologics through *de novo* design and optimization

- *De novo* antibody creation is prompted with antigen structure, epitope location, and framework sequences and returns designed CDRs
- Proprietary generative AI models use architectural innovations to access a massive sequence search space, up to $\sim 20^{55}$, to design antibody-antigen complex structures and sequences *in silico*

WET LAB TO VALIDATE

77,000 sq ft+ lab to validate AI-generated designs

- Assess binding affinity and target specificity for up to 3 million of ranked antibody sequences from billions of AI-designed antibodies.
- Lower throughput assays confirm other predicted properties for lead designs:

Potency	Self-association	Polyreactivity
FcRn recycling	Hydrophobicity	Solubility
Thermostability	Resistance to stress	

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 7

Absci's Integrated Drug Creation™ Platform to Engineer Optimal Drug Attributes



Partner nominated targets
Reverse Immunology target discovery
DATA TO TRAIN GENERATIVE AI MODELS
ai™
AI TO CREATE NOVEL BIOTHERAPEUTIC DESIGNS
WET LAB TO VALIDATE DESIRED FUNCTION AND PROPERTIES

ENGINEER-IN OPTIMAL ATTRIBUTES OF THERAPEUTIC ANTIBODIES

- EPITOPE SPECIFICITY
- OPTIMIZE EPITOPE INTERACTION
  - DESIRED MOA
- ENHANCED POTENCY
- ENHANCED DEVELOPABILITY
- DIFFERENTIATED FEATURES

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 8

Absci is the first to design and validate novel antibodies* using zero-shot generative AI


Unlocking de novo antibody design with generative artificial intelligence
Absci Corporation, New York (NY) and Vancouver (WA), USA
Abstract
Antibody optimization enabled by arti
predictions of binding affinity and nat
Abstract

***MAR 2023- UPDATED JAN 2024**

Functional wet-lab validation of novel antibodies designed using zero-shot generative AI - demonstrating the potential to go from target to therapeutic antibody at a click of a button

(Shanehsazzadeh et al. 2024)

DEC 2023

in vitro validated antibody design against multiple therapeutic antigens using generative inverse folding model

(Shanehsazzadeh et al. 2023)

AUG 2022

Used artificial intelligence to simultaneously optimize multiple parameters important to drug discovery and development

(Bachas et al. 2022)

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 9

Leveraging Generative AI Capabilities to Access Novel Biology and Rapidly Design Therapeutics with Best-in-Class Properties

Design of therapeutic antibodies to novel and challenging targets

- Novel targets including GPCRs and ion channels

Rapid design of fast follower therapeutic antibodies to validated targets

- 12-14 months to Drug Candidate
- Best-in-class Potential

DE NOVO AI FOUNDATION MODEL

- ✓ Epitope specificity
- ✓ Global epitope landscaping to identify epitopes with desired MoA
- ✓ Local epitope landscaping to identify desired epitope interactions for potentially improved potency and MoA

AI LEAD OPTIMIZATION MODEL

- ✓ Local epitope interface evolution to improve desired epitope interactions for potentially improved potency and desired MoA
- ✓ Multi-parametric developability optimization

AI DESIGNED FEATURES

Novel Features:

- ✓ pH depending binding
- ✓ Half-life extension
- ✓ Multi-valency / multiple targets

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 10

Integrated Drug Creation™ Platform

Leveraging AI Throughout the End-to-End Drug Discovery Process

TARGET DISCOVERY WITH NOVEL APPROACHES

Reverse Immunology for target discovery

AI-GUIDED ANTIBODY DRUG CREATION

De novo antibodies designed by AI

AI-GUIDED LEAD OPTIMIZATION

Multi-parameteric optimized antibodies


ai
ai
ai

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 11

Generative AI Drug Creation™ workflow


De novo AI
Lead
Multi-parameter AI Optimization
Candidate
Pre-Clinical Development
TARGET OF INTEREST
FUNCTION CONFIRMED
OPTIMIZED FOR: Affinity, specificity, developability....
FUNCTION VALIDATED

Absci works with its partners to set the goals of partnership programs:

(1) Target antigen

(2) Target antigen epitope(s) if known OR global epitope landscaping to identify optimal epitope / MOA

(3) Drug modality, e.g. mAb, bi-specific, fusion protein

(4) Target TPP parameters

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 12

VALUE DRIVERS

Platform Enables the Potential to Deliver Differentiated Biologics, Faster at Lower Cost

ACCESS NOVEL DISEASE BIOLOGY



Ability to address elusive drug targets, e.g. GPCRs, Ion Channels

ENABLING FIRST-IN-CLASS

INCREASED PROBABILITY OF SUCCESS



Superior Drug Attributes and Multidimensional optimization creates higher quality biologics

ENABLING BEST IN CLASS & HIGHER PROGRAM NPVS

REDUCED TIME & COST TO CLINIC



2 years and $14-16M from Target to IND; significant reduction compared to industry estimates

FASTER TIME TO IND

EXPANDED INTELLECTUAL PROPERTY SPACE



Generates broader IP for First-in-Class therapies and finds new IP for Best-in-Class therapies

ENHANCED IP PROTECTION

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 13

PIPELINE HIGHLIGHTS

Internal Pipeline of Potential First-in-Class and Best-in-Class Assets

Focus on cytokine biology - first frontier of AI-driven disruption


THERAPEUTIC AREA/ TARGET
TARGET VAL
LEAD
CANDIDATE
IND-ENABLING
IND*
INFL. BOWEL DISEASE / TL1A
ABS-101
DERMATOLOGY / UNDISCLOSED
ABS-201
IMMUNO-ONCOLOGY / UNDISCLOSED
ABS-301
ADDITIONAL EARLY DISCOVERY PROGRAMS
POTENTIAL "BEST-IN-CLASS"
POTENTIAL "FIRST-IN-CLASS"

* or equivalent regulatory filing

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 14

ABS-101 TL1A DATA HIGHLIGHTS

Clinically Validated Mechanism of Action in Large Underserved Market

TL1A: DR3 SIGNALING CLINICALLY SHOWN TO INDUCE PRO-INFLAMMATORY RESPONSES[1]


DC
MΦ
Membrane
TL1A
DR3
T-Cell
Soluble
TL1A
DR3
Signaling
Signaling
Inflammation
Fibrosis

[1] Adapted from Takedatsu 2008 doi: 10.1053/j.gastro.2008.04.037

POTENTIAL RELEVANCE IN WIDE RANGE OF AUTOIMMUNE INDICATIONS

5M Global Inflammatory Bowel Disease (IBD) Prevalence[2]

Significant market opportunities beyond Inflammatory Bowel Disease



0.8- 3M U.S. Inflammatory Bowel Disease Prevalence[3]

$22B+ Global Market[4]
$4.5B for TL1A

[2] Wang 2023 http://dx.doi.org/10.1136/bmjopen-2022-065186
[3] Dahlhamer, James M., et al. "Prevalence of inflammatory bowel disease among adults aged≥ 18 years—United States, 2015." Morbidity and mortality weekly report 65.42 (2016): 1166-1169.
[4] Evaluate Pharma Oct 2023.

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 15

ABS-101 TL1A DATA HIGHLIGHTS

Potential Best-in-Class TL1A mAb Designed using Generative AI


AI-designed TL1A program designed to achieve superior therapeutic properties over clinical competitors

DE NOVO AI-DESIGNED AND AI-OPTIMIZED

- Target to promising candidates in just over 1 year

SUPERIOR PRE-CLINICAL PROFILE AND POTENTIAL FOR SUPERIOR CLINICAL PROFILE

- High Affinity & Potency
  - High affinity to both the TL1A trimer and monomers
- Extended Half-life & Longer Dosing Intervals
  - Q8W to once quarterly
- Low immunogenicity
- Sub-Q Dosing
  - High bioavailability
- Favorable Developability

DIFFERENTIATED INTELLECTUAL PROPERTY

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 16

ABS-101 TL1A DATA HIGHLIGHTS

AI Platform Designed Leads Span Diverse Set of Epitopes Leading to IP Differentiation and Superior Preclinical Profile

Epitope bins on TL1A*


ABS-101-A
RVT-3101 #
ABS-101-C
MK-7240 #
ABS-101-B

- Absci selected hypothesized immuno-privileged epitope for de novo model. Epitope also selected to enable both TL1A monomer and trimer binding
- De novo model performed local epitope landscaping
- AI Lead Optimization model performed further local epitope evolution
- 3 lead candidates identified with novel epitope interactions → improved affinity and potency

* Epitope binning by BLI competition experiment

Estimated performance of clinical competitor reagent generated for comparison

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 17

ABS-101 TL1A

Potential Best-in-Class TL1A mAb Designed using Generative AI



DE NOVO AI
AI LEAD-OPTIMIZATION
Hits
Lead
Candidate
TL1A Target identified
Function confirmed
Multi-parametrically optimized
Functionally validated

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 18

ABS-101 TL1A DATA HIGHLIGHTS

AI Platform Designed Advanced Leads with High Affinity and Superior Potency

HIGH AFFINITY mABs WITH PRESERVED CROSS-REACTIVITY

AFFINITY BY SURFACE PLASMON RESONANCE (SPR)



Increasing affinity
Increasing affinity
Human TL1A K_D (pM)
10
100
1000
1000
100
10
RVT-3101#
ABS-101-A (DC)
ABS-101-C
ABS-101-B
MK-7240#

AI-OPTIMIZED LOW pM AFFINITY TRANSLATES TO SUPERIOR OR EQUIVALENT POTENCY

APOPTOSIS INHIBITION ASSAY IN TF-1 CELLS



Average IC50 (nM)
12
10
8
6
4
2
0
ABS-101-A (DC)
ABS-101-B
ABS-101-C
RVT-3101#
MK-7240#
Increasing potency

#Estimated performance of a putative clinical competitor molecule generated for in house comparison.

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 19

ABS-101 TL1A DATA HIGHLIGHTS

AI Epitope Selection Enables High Affinity to Both the TL1A Monomer and Trimer

EPITOPE SELECTED ENABLED HIGH AFFINITY BINDING TO BOTH THE TL1A MONOMER AND TRIMER



Increasing affinity
Increasing affinity
TEV-48574#
ABS-101-A(DC)
ABS-101-B
ABS-101-C
RVT-3101#
MK-7240#
Trimer Binding (pM)
1
10
100
1000
No Monomer Binding
1000
100
10
1
Monomer Binding (pM)

#Estimated performance of clinical competitor reagent generated for in-house comparison.

[1] We used BLI values for comparing monomer and trimer binding and not as absolute values due to sensitivity limits for the instrument at high affinity. SPR-based absolute affinities reported in the previous slide are considered more accurate. For samples, such as RVT-3101#, the observed difference in affinities measured by SPR and BLI are within the error expected for picomolar binders by BLI.

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 20

C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 21 Favorable in vitro Profile and PK Profile for Longer Dosing Intervals Extended half-life in vitro compared to competitors# Increased recycling in in vitro FcRn Assay1 PK data in Tg32 mice show lead candidates with extended half-life in vivo relative to RVT-3101# and TEV-48574# PK Parameters ABS-101-A ABS-101-C RVT-3101# TEV-48574# t1/2 (d) 12 14 9 5 CL (mL/hr/kg) 0.61 0.39 0.52 3.26 AUC0-∞ (µg.d/mL) 688 1060 805 128 Vss (mL/kg) 198 148 121 197 1 Cell-based FcRn recycling assay in HMEC-1 cells. Grevys 2018 2 Homozygous hFcRn Tg32 mouse model, single dose i.v. #Estimated performance of a putative clinical competitor molecule generated for in house comparison Increasing recycling Re cy cl ed m A b co nc en tr at io n (n M ) ABS-10 1-A (D C) RVT-3 10 1# 10 20 0 ABS-10 1-C 30 40 TEV-4 9574# Herc eptin Tra st uzum ab A A Tra st uzum ab LS A B S - 1 0 1 T L 1 A D A T A H I G H L I G H T S (DC)

C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 22 A B S - 1 0 1 T L 1 A D A T A H I G H L I G H T S Extended half-life of 2-3-fold over first-gen clinical competitors to support Q8W-Q12W dosing interval. ABS-101 shows enhanced biodistribution in NHPs, compared to antibodies in clinical development. Potential therapeutic advantage due to faster tissue penetration, likely without the need for a loading dose. Successful development of high-concentration drug substance formulation at 200mg/mL to enable subcutaneous injection. 2-3x Extended Half-life in Non-Human Primates (NHPs) Compared to First- Gen Clinical Competitors 2 - 3 X E X T E N D E D H A L F - L I F E I N N H P s S U P P O R T S P O T E N T I A L L O N G E R D O S I N G I N T E R V A L S H I G H C O N C E N T R A T I O N F O R M U L A T I O N E N A B L E S S U B C U T A N E O U S I N J E C T I O N 2 - 3 X L O N G E R H A L F - L I F E I N N H P s C O M P A R E D T O C L I N I C A L C O M P E T I T O R S m A b se ru m c on c (µ g/ m l) Time (days) 0 10 20 30 40 50 60 10¹ 10² 10³ ABS-101-A MK-7240 RVT-3101

ABS-101 TL1A DATA HIGHLIGHTS

AI Platform Designed ABS-101 Aims for Optimal Therapeutic Profile

ATTRIBUTE	ABS-101 PROGRAM*	MERCK (PROMETHEUS) MK-7240	ROCHE (ROIVANT) RVT-3101	SANOFI (TEVA) TEV-48574
High affinity/potency	✓	✗	✓	✓
Monomer and trimer TL1A binding	✓	✓	✗	✗
Low Immunogenicity**	✓	✓[1]	✗[1, 3]	–
High Bioavailability	✓	✓[1]	✗[1, 4]	–
Sub-Q injection	✓	✓[5]	✓[6]	✗[7]
Q8W to once quarterly dosing	✓	✗[1, 2]	✗[1, 2]	✗[8]

*ABS-101 parameters projected from *in silico, in vitro,* and *in vivo* (NHP) metrics and modeled exposure with ½-life extension.
** Low score by *in silico* immunogenicity metrics and low results in *ex vivo* T-cell assay.

[1] Based on Phase 2 data
[2] Once monthly dosing regimen
[3] 82% of Ph2a participants developed ADA, likely due to formation of large immune complexes. Danese *et al.* 2021 https://doi.org/10.1016/j.cgh.2021.06.011
[4] 45% BA at 100 mg/mL based on Ph2 data
[5] High dose intravenous dose, followed by high dose subcutaneous administration, based on Phase 3 protocol. Unknown if injection or infusion. NCT06052059, NCT06430801
[6] Expected commercial form factor
[7] Administered by subcutaneous infusion, not injection, based on Phase 2 protocol, NCT05499130, NCT05668013
[8] Based on Phase 2b protocol, NCT05668013

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 23

ABS-101 TL1A DATA HIGHLIGHTS

Projected Timeline to Potential Best-in-Class Molecule

JAN 2024

AI-Designed Advanced Leads have Demonstrated:

- ✓ High Affinity
- ✓ High Potency
- ✓ Long Half-Life
- ✓ Favorable Manufacturability

INITIATED FEB '24

IND-enabling studies to evaluate

- ✓ Development candidate selected Feb '24
- ✓ Sub-Q formulation
- ✓ Favorable PK and long Hal-Life
- ✓ High Bioavailability in NHPs
- Low ADA
- High Tolerability (low tox)

1H25

Initiating Phase 1 Trial

2H25

Phase 1 Interim Data Readout

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 24

RECENT PARTNERSHIPS

Over $900M + Royalties of Deal Value in H2 2023

AstraZeneca

"This collaboration is an exciting opportunity to utilize Absci's de novo AI antibody creation platform to design a potential new antibody therapy in oncology."

DR. PUJA SAPRA
AstraZeneca, SVP, Biologics Engineering & Oncology Targeted Delivery

almirall

"Almirall chose Absci because their de novo platform brings truly novel innovation in solving the industry's most challenging targets facing high unmet medical need."

DR. KARL ZIEGELBAUER
Almirall, Chief Scientific Officer and EVP of Research & Development

ILLUSTRATIVE ECONOMIC STRUCTURE OF A SUCCESSFUL DRUG DISCOVERY PARTNERSHIP



UPFRONT & RESEARCH FUNDING
CLINICAL MILESTONES
COMMERCIAL MILESTONES & ROYALTIES
R&D
CLINICAL
COMMERCIAL
ROYALTIES

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 25

PARTNERSHIPS

Driving Growth Through Industry-Leading Collaborations

DATA & COMPUTE COLLABORATIONS

Aster Insights

NVIDIA

Saint John's Health Center
Providence

UNIVERSITY OF OXFORD

AI DRUG DISCOVERY COLLABORATIONS

MERCK

almirall

precisionlife

AstraZeneca

TWIST BIOSCIENCE

Memorial Sloan Kettering Cancer Center

Caltech

THE UNIVERSITY OF CALIFORNIA UCLA

BILL & MELINDA GATES foundation

INTERNAL ASSET PIPELINE COLLABORATIONS

3 Internal Programs with Potential Best-in -Class or First-in -Class Profile



Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 26

WORLD CLASS TEAM

Leadership Team of Innovators Across AI and Biotech to Transform Drug Discovery

LEADERSHIP TEAM



SEAN MCCLAIN
Founder, CEO & Director



ANDREAS BUSCH, PHD
Chief Innovation Officer



ZACH JONASSON, PHD
Chief Financial Officer
& Chief Business Officer



KARIN WIERINCK
Chief People Officer



SHELBY WALKER, JD
Chief Legal Officer



AMARO TAYLOR-WEINER, PHD
SVP, Chief AI Officer



CHRISTIAN STEGMANN, PHD
SVP, Drug Creation



CHRISTINE LEMKE, DVM
SVP, Portfolio & Growth Strategy



PENELOPE
Chief Morale Officer

BOARD OF DIRECTORS



FRANS VAN HOUTEN
Chairman of the Board
Former CEO,
Royal Phillips



KAREN MCGINNIS, CPA
Former CAO,
Illumina



SIR MENE PANGALOS, PHD
Former EVP R&D
AstraZeneca



AMRIT NAGPAL
Managing Director,
Redmile Group



DAN RABINOVITSJ
Vice President
Connectivity, Meta



JOSEPH SIROSH, PHD
Former CTO, Compass
VP, Amazon & Microsoft

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

absci | 27

WELL-POSITIONED TO DELIVER

Absci's Talent and Infrastructure for Better Biologics Faster


absci

>160 Unlimiters with deep experience in AI, drug discovery, immunology, and synthetic biology

Leading AI team with expertise from: NVIDIA, Google, MIT, Microsoft Research, Harvard University, OpenAI, X, Stanford University

Biologics drug discovery expertise from: Bayer, Takeda, Pfizer, AstraZeneca, novo nordisk, Broad Institute, Shire, University of Oxford

77,000+ Square Feet State-of-the-art drug creation and wet lab space in Vancouver WA, Absci AI Research (AAIR) lab in NYC, and the Innovation Centre in Zug Switzerland

>$520M Capital raised to date

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners. Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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Integrated Drug Creation™ Platform

Leveraging AI Throughout the End-to-End Drug Discovery Process

TARGET DISCOVERY WITH NOVEL APPROACHES

↓

Reverse Immunology for target discovery

AI-GUIDED ANTIBODY DRUG CREATION

↓

De novo antibodies designed by AI

AI-GUIDED LEAD OPTIMIZATION

↓

Multi-parameteric optimized antibodies


ai
ai
ai

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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de novo Designed Antibodies

de novo antibody design using generative AI

TARGET DISCOVERY WITH NOVEL APPROACHES

↓

Reverse Immunology for target discovery

AI-GUIDED ANTIBODY DRUG CREATION

↓

De novo antibodies designed by AI

AI-GUIDED LEAD OPTIMIZATION

↓

Multi-parameteric optimized antibodies



ai.
ai.
ai.

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
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Generative AI Drug Creation™ Workflow



De novo AI
Lead
Multi-parameter AI Optimization
Candidate
Pre-Clinical Development
TARGET OF INTEREST
FUNCTION CONFIRMED
OPTIMIZED FOR: Affinity, specificity, developability, etc.
FUNCTION VALIDATED

Absci works with its partners to set the goals of partnership programs:

(1) Target antigen

(2) Target antigen epitope(s) if known OR global epitope landscaping to identify optimal epitope / MOA

(3) Drug modality, e.g. mAb, bi-specific, fusion protein

(4) Target TPP parameters

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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De novo drug creation with 'zero-shot' generative AI

Zero-Shot: Model has never seen an antibody that binds to the target or homologs

Binders were identified **straight out of the model** – no lead optimization was performed


Target antigen structure
Target epitope
Antibody scaffold sequence
ai™
De novo antibody designs
Wet lab assays
ACE Assay™ data
SPR assay data
Validated de novo binders

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 32

DE NOVO DESIGN

Example: *de novo* design of HER2 antibodies

POC MODEL

Demonstration of ‘zero shot’ model by designing HCDR3 and HCDR123 for HER2

Assessed multiple parameters:
- Binding rates
- Sequence diversity
- Immunogenicity
- Functionality
- Developability

POC DEMONSTRATED

1. *De novo* models generated diverse, novel, and high affinity variants superior to baseline
2. Demonstrated high level of specificity
3. Demonstrated higher potency vs Trastuzumab *in vitro*
4. Achieved multi-dimensional lead optimization
   - Desired cross-species reactivity and specificity
   - Optimal developability

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absci | 33

C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 34 AI Generated Diverse, Novel & High Affinity Binders that Outperforms Biological Baseline D E N O V O D E S I G N O F H E R 2 A N T I B O D I E S SIZE OF SEARCH SPACE: MILLIONS BILLIONS TRILLIONS QUADRILLIONS 9.0 8.5 8.0 7.5 7.0 6.5 6.0 2 3 4 5 6 7 8 9 10 11 12 M EA SU RE D B IN D IN G A FF IN IT Y (- lo g 1 0K D (M )) SEQUENCE DIVERSITY (EDIT DISTANCE TO TRASTUZUMAB) AI-design Wildtype Diverse, novel, high affinity binders • Up to 12 mutations in a CDR region of 13 amino-acids (Search space of 2013) Outperforms biological baseline • De novo designed HCDR3s achieve a 4-fold improvement over random OAS baseline Affinity of novel binders up to 3.4 nM measured by SPR in mAb format HER2 BINDING RATE % Random baseline Biological baseline Zero-shot de novo generated designs 1

De novo and Lead Optimization AI models further enable global and local epitope landscaping

Epitope landscaping and interface evolution can be used to improve affinity, potency and to potentially uncover novel Mechanisms of Action (MoAs)

GLOBAL EPITOPE LANDSCAPING


Epitope(s) of interest

de novo AI model

De novo AI model allows sampling multiple epitope interfaces across the antigen to locate desired MoA

LOCAL EPITOPE LANDSCAPING


Epitope of interest

de novo AI model

Once an epitope is selected the *de novo* model exhaustively samples the interface contacts with the designated epitope to further refine potency and MoA

LOCAL INTERFACE EVOLUTION


Epitope + adjacent region

AI lead optimization model

In addition to optimizing antibody variants for developability, the AI lead optimization model samples the epitope interface with its surrounding adjacent region to further improve potency and MoA

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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AI-Guided Lead Optimization

From de novo design to multiparametric lead optimization using AI

TARGET DISCOVERY WITH NOVEL APPROACHES

↓

Reverse Immunology for target discovery

AI-GUIDED ANTIBODY DRUG CREATION

↓

De novo antibodies designed by AI

AI-GUIDED LEAD OPTIMIZATION

↓

Multi-parameteric optimized antibodies



ai.
ai.
ai.

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci. | 36

Generative AI Drug Creation™ Workflow


De novo AI
TARGET OF INTEREST
FUNCTION CONFIRMED
Lead
Multi-parameter AI Optimization
OPTIMIZED FOR: Affinity, specificity, developability, etc.
FUNCTION VALIDATED
Candidate
Pre-Clinical Development

Absci works with its partners to set the goals of partnership programs:

(1) Target antigen

(2) Target antigen epitope(s) if known OR global epitope landscaping to identify optimal epitope / MOA

(3) Drug modality, e.g. mAb, bi-specific, fusion protein

(4) Target TPP parameters

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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AI-GUIDED LEAD OPTIMIZATION

AI multi-valent co-optimization of a broad-spectrum SARS-CoV-2 antibody

Case study goals

Re-engineer clinically approved antibody for binding towards three SARS-CoV-2 variants


SARS-CoV-2 variant mutations in the receptor binding domain (RBD)
SARS-CoV-2 RBD
Epitope residues
Strain mutations
alpha
beta
delta
N501Y
E484K
N501Y
K417N/T
E484Q
L452R

Improve binding towards beta without loss of binding towards alpha and delta

		K_D (nM)		
Fab	WT RBD	alpha RBD	beta RBD	delta RBD
Parental Antibody	8.5	8.0	607	5.4

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

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AI-GUIDED LEAD OPTIMIZATION

Absci's ACE Assay™ Platform Generates Large, High Quality Training Data Enabling in silico Affinity Predictions

1 >75k ACE Assay™ data points per training set


Number of measured variants
delta
beta
alpha
0
50,000
100,000

2 Model training




Representative holdout set (beta)
Pearson R = 0.84
N = 26134
Parent Antibody
AI-predicted ACE Assay Score™ (affinity)
Wet lab ACE Assay Score™ (affinity)
1
2
3
4
5
6

Pearson R

alpha	beta	delta
0.75	0.84[1]	0.78

Hold out data sets demonstrate strong model performance following training with AI-predicted affinity correlating well with experimental measurements

1 High correlation between ACE Score™ and SPR-measured -log10 KD values observed

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci |

AI-GUIDED LEAD OPTIMIZATION

AI Model Searches Mutational Space and Top Predictions are Validated

3

Binders predicted to have the best binding towards all three SARS-CoV-2 variants are assessed in the lab by SPR

79% (31/39) of evaluated predictions exhibit higher binding affinity than parent antibody to alpha and beta and delta


SPR measurements
N = 39
KD (nM) vs beta RBD
10
100
1000
10000
1000
100
10
1
0.1
KD (nM) vs alpha RBD
N = 39
KD (nM) vs beta RBD
10
100
1000
10000
1000
100
10
1
0.1
KD (nM) vs delta RBD

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
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C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 41 SPR KD A C E A ss ay Sc or e™ Large quality data sets Model training Model predictions SPR validation Predicted 1 Pr ed ic te d 2 Fab nM KD (fold improvement) alpha RBD beta RBD delta RBD Parental antibody 8.0 607 5.4 ABSCI001 2.7 (3x) 16 (37x) 1.9 (3x) ABSCI002 1.5 (5x) 24 (25x) 0.8 (7x) ABSCI003 0.9 (9x) 32 (19x) 0.6 (9x) ABSCI004 1.1 (7x) 37 (16x) 1.4 (4x) ABSCI005 1.3 (6x) 40 (15x) 0.8 (7x) AI-guided lead optimization platform delivers antibodies with improved binding towards all three desired variants Case study outcome AI co-optimized binding to multiple SARS-CoV-2 variants A I - G U I D E D L E A D O P T I M I Z A T I O N

AI-GUIDED LEAD OPTIMIZATION

Novel AI-designed functionalities

DE NOVO DESIGN & AI-GUIDED LEAD OPTIMIZATION FOR IMPROVED THERAPEUTIC FUNCTIONALITIES

Half-life extension



- **Extend half-life** through augmenting Fc-mediated recycling
- **Reduces dosing** intervals and lowers risk of C_{max} driven adverse events
- **Improves** pharmacokinetic profile

Multi-valency



- **Increased efficacy** by simultaneous binding to multiple desired isoforms
- **Broad spectrum antibodies** with simultaneous binding to multiple viral variants for infectious diseases
- **Cross-species binding** for improved success rates and speed

Epitope selection


Epitope(s) of interest

- **Global landscaping** assess multiple epitopes of interest for the desired functionality
- **Local landscaping** evaluates a diverse set of interfaces of a specific epitope
- **Interface refinement** with lead optimization models for improved potency and / or developability

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 42

Target Discovery

Reverse Immunology platform unifies target and antibody discovery in a single workflow enabling potential "first-in-class" biotherapeutics

TARGET DISCOVERY WITH NOVEL APPROACHES

↓

Reverse Immunology for target discovery

AI-GUIDED ANTIBODY DRUG CREATION

↓

De novo antibodies designed by AI

AI-GUIDED LEAD OPTIMIZATION

↓

Multi-parameteric optimized antibodies


ai.
ai.
ai.

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 43

TARGET DISCOVERY

Reverse Immunology: Target and Antibody Discovery Simultaneously


INDICATION OF INTEREST
COLLECT SAMPLES
Assemble antibodies and de-orphan
ai
BINDING CONFIRMED
MoA ASSAYS
FUNCTION VALIDATED
LEAD
Affinity, specificity
ai
DRUG CANDIDATE
Pre-Clinical Development

Absci partners with leading health institutions for patient samples:

- Aster Insights
- Avera Health
- Saint John's Cancer Institute
- University of Oxford, Kennedy Institute of Rheumatology

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 44

C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . The presence of TLS is associated with longer progression-free survival and better response to immune checkpoint inhibitors [2,3]. • Rapidly growing evidence illustrates correlation between TLS- derived antibodies in the tumor microenvironment and positive clinical outcomes [2]. • TLS-derived antibodies have been shown to be associated with apoptosis of cancer cells in patients [2]. TLS are centers of immune activity (B-cell proliferation and antibody production) that develop in chronically inflamed tissues [1]. Antibodies from TLS are specialized for local antigens and play a significant role in the progression of chronic diseases and cancer, setting them apart from the general population of antibodies in the peripheral blood [2]. 100 75 50 25 10 15 20 0 0 5 High Ig Staining Low Ig Staining Pr og re ss io n- fr ee ( % ) Time (months) P= 0.019 Tertiary lymphoid structures (TLS): the cornerstone of Absci’s Reverse Immunology approach T A R G E T D I S C O V E R Y [1] Pipi et al. "Tertiary lymphoid structures: autoimmunity goes local." Frontiers in immunology (2018) [2] Meylan et al. "Tertiary lymphoid structures generate and propagate anti-tumor antibody-producing plasma cells in renal cell cancer." Immunity (2022) [3] Helmink et al. "B cells and tertiary lymphoid structures promote immunotherapy response." Nature (2020)

TARGET DISCOVERY: ABS-301

Identification of a Novel Immunomodulatory Antibody ABS-301



Computationally reconstructed antibodies from human TLS biopsies



High-throughput proteomics screening technology covering the human proteome close to completeness


Shift (nm)
0.4
0.2
0.0
500
1000
Time (sec)
500 nM
167 nM
56 nM
19 nM
6 nM
2 nM
0.7 nM
ABS-301
K$_D$: 26.5nM

Biolayer interferometry validates potent and specific binding against a novel, undisclosed target

ABS-301: RECONSTRUCTED PATIENT-DERIVED ANTIBODY SHOWS HIGHLY SPECIFIC AND POTENT BINDING TO A NOVEL TARGET WITH POTENTIAL IN IMMUNO-ONCOLOGY.

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 46

C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 47 ABS-301 blocks a novel immunosuppressive target in human cells ABS-301: Patient-derived Antibody Blocks a Novel Immunosuppressive Target T A R G E T D I S C O V E R Y : A B S - 3 0 1 Hypothesis: Tumors upregulate ABS-301’s target as an immune evasion strategy to limit immune infiltration. ABS-301 treatment in cancer may release immune suppression and permit immune cells to infiltrate the tumor, allowing for a robust anti-tumor response. Preliminary evidence suggests that this immune escape mechanism might be independent of known immune checkpoints such as the PD1/PD-L1 axis. ABS-301 Isotype control Isotype control Re ce pt or s ig na llin g (A bs . 6 20 m M , A U ) Concentration (M)

C O P Y R I G H T © 2 0 2 4 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 48 ABS-301 has Broad Potential in Immuno-oncology T A R G E T D I S C O V E R Y : A B S - 3 0 1 1. Siegel et al, CA, 2023, 73 (1), 17-48 2. Evaluate Pharma 3. Baxter et al, Br J Cancer 125, 1068–1079 (2021) 4. Lim, S.Y. et al, Nat Commun 14, 1516 (2023) 5. Zhou S et al, Front Immunol., 2023, 14:1129465 6. Huang Y et al, Cancers (Basel), 2023, 15(10):2733 7. Oualla K et al, Cancer Control, 2021, 10732748211004878 Indication US Estimated New Cases in 2023 [1] Estimated Global Therapeutics Market (2028)[2] NSCLC 238K $56B Melanoma 98K $14B Head & Neck 54K $5B Gastroesophageal 48K $3B 0 20 40 60 80 100 Gastroesophageal Head & Neck Melanoma NSCLC Percent Estimated ICI-Resistance Percentage Rates Among Select Oncology Indications[3-7] Comprehensive profiling of ABS-301’s immuno- oncological potential in progress.

This revolution is only just beginning. 49ABSCI CORPORATION 2024 ALL RIGHTS RESERVED